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                                                                   Exhibit T3A-1
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
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 [SEAL]      State of California                                      File# 200130310041

                 Bill Jones                                            ENDORSED - FILED
                                                            in the office of the Secretary of State
              Secretary of State                                   of the State of California

          LIMITED LIABILITY COMPANY                                      OCT 29 2001
          ARTICLES OF ORGANIZATION
                                                                 BILL JONES, Secretary of  State
      A $70.00 filing fee must accompany this form.
IMPORTANT - Read Instructions before completing this form.
                                                                  This Space For Filing Use Only

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1.   Name of the limited liability company (end the name with the words "Limited Liability
     Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")
     ETrans LLC
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2.   The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.
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3.   Name the agent for service of process and check the appropriate provision below:

     Corporation Service Company which will do business in California as CSC-Lawyers Incorporating
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     Service which is
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     [ ]  an individual residing in California. Proceed to item 4.

     [X]  a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.
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4    If an individual, California address of the agent for service of process:

     Address:

     City:                              State: CA                                  Zip Code:
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5    The limited liability company will be managed by: (check one)

[ ] one manager [X] more than one manager [ ] single member limited liability company
[ ] all limited liability company members
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6    Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which limited liability company is to dissolve.
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7    Number of pages attached, if any: 0
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8    Type of business of the limited liability company. (For informational purposes only)
     Electric transmission company
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9    DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.


/s/ Tami L. Gore                                                  Tami L. Gore, Authorized Person
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Signature of organizer                                            Type or Print Name of Organizer

October 22, 2001
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Date

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10.  RETURN TO:                                                               [SEAL]
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     NAME              Deborah Abernathy Moore
                       Orrick, Herrington & Sutcliffe LLP
     FIRM              400 Capitol Mall, Suite 3000
                       Sacramento, CA
     ADDRESS           95814

     CITY/STATE

     ZIP CODE
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SEC/STATE (REV.12/99)                                    FORM LLC-1-FILING FEE $70.00
                                                         Approved by Secretary of State
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